UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2017

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2017, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders. At the annual general meeting, eleven matters were considered and acted upon:

1.	To elect Miranda Curtis as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2020.

2.	To elect John W. Dick as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2020.

3.	To elect JC Sparkman as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2020.

4.	To elect David Wargo as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2020.

5.
To approve the directors' compensation policy contained in Appendix A of Liberty Global's proxy statement for the 2017 annual general meeting of shareholders (in accordance with requirements applicable to United Kingdom (U.K.) companies) to be effective as of the date of the 2017 annual general meeting of shareholders.

6.
To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Liberty Global's proxy statement for the 2017 annual general meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis section, the Summary Compensation Table and other related tables and disclosure.

7.
To approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31 2016, contained in Appendix A of Liberty Global's proxy statement for the 2017 annual general meeting of shareholders.

8.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2017.

9.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

10.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

11.
To approve the form of agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in its capital and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of the ordinary shares.

Each of the resolutions 1-11 were adopted. The number of votes cast (including the percentage of total votes cast), as well as number of votes cast against, the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1, 2, 3 and 4 - Election of Directors:

	FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

Miranda Curtis	321,584,277	(89%)	32,203,891	6,014,360	18,563,969
John W. Dick	320,864,963	(89%)	32,875,991	6,061,574	18,563,969
JC Sparkman	261,499,534	(73%)	92,331,041	5,971,953	18,563,969
David Wargo	290,299,947	(81%)	63,496,575	6,006,006	18,563,969

Resolution 5 - Approval of Directors’ Compensation Policy:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

252,090,381	(70%)	100,476,761	7,235,386	18,563,969

Resolution 6 - Approval of Compensation of the Named Executive Officers:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

240,088,760	(67%)	112,482,071	7,231,697	18,563,969

Resolution 7 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

242,863,857	(68%)	110,814,685	6,123,986	18,563,939

Resolution 8 - Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

371,215,605	(98%)	582,936	6,567,956	—

Resolution 9 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

371,205,841	(98%)	577,882	6,582,774	—

Resolution 10 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

372,058,658	(98%)	299,963	6,007,876	—

Resolution 11- Authorization of the form of agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in its capital:

FOR		AGAINST	ABSTAIN	BROKER NON-VOTES

337,212,682	(89%)	34,206,243	6,947,572	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ MICHELLE L. KEIST
Michelle L. Keist
Vice President

Date: June 26, 2017

4